Exhibit 21

Subsidiary	Jurisdiction of Incorporation or Formation
Abingdon Place of Gastonia Limited Partnership	NC
AH Battery Park Owner, LLC	DE
AH Illinois Huntley Member, LLC	OH
AH Illinois Huntley Owner, LLC	OH
AH Illinois Owner, LLC	DE
AH North Carolina Owner, LLC	DE
AH Ohio Columbus Owner, LLC	DE
AH Pennsylvania Owner, LP	OH
AH Texas CGP, Inc.	OH
AH Texas Owner Limited Partnership SL	OH
AHC ALS FM Holding Company, LLC	DE
AHC Bayside, Inc.	DE
AHC Exchange Corporation	DE
AHC Florham Park, LLC	DE
AHC Kansas II, Inc.	DE
AHC Monroe Township, LLC	DE
AHC PHN I, Inc.	DE
AHC Properties, Inc.	DE
AHC Purchaser Parent, LLC	DE
AHC Purchaser, Inc.	DE
AHC Richland Hills, LLC	DE
AHC Shoreline, LLC	DE
AHC Southland Lakeland, LLC	DE
AHC Southland Ormond Beach, LLC	DE
AHC Sterling House of Brighton, LLC	DE
AHC Sterling House of Corsicana, LLC	DE
AHC Sterling House of Greenville, LLC	DE
AHC Sterling House of Harbison, LLC	DE
AHC Sterling House of Jacksonville, LLC	DE
AHC Sterling House of Lewisville, LLC	DE
AHC Sterling House of Mansfield, LLC	DE
AHC Sterling House of Panama City, LLC	DE
AHC Sterling House of Port Charlotte, LLC	DE
AHC Sterling House of Punta Gorda, LLC	DE
AHC Sterling House of Weatherford, LLC	DE
AHC Trailside, LLC	DE
AHC Villas of Albany Residential, LLC	DE
AHC Villas of the Atrium, LLC	DE
AHC Villas Wynwood of Courtyard Albany, LLC	DE

AHC Villas Wynwood of River Place, LLC	DE
AHC Wynwood of Rogue Valley, LLC	DE
Alabama Somerby, LLC	DE
ALS Clare Bridge, Inc.	DE
ALS Holdings, Inc.	DE
ALS Kansas, Inc.	DE
ALS Leasing, Inc.	DE
ALS National SPE I, Inc.	DE
ALS National, Inc.	DE
ALS North America, Inc.	DE
ALS Properties Holding Company, LLC	DE
ALS Properties Tenant I, LLC	DE
ALS Properties Tenant II, LLC	DE
ALS Stonefield, Inc.	DE
ALS Venture II, Inc.	DE
ALS Wisconsin Holdings, Inc.	DE
ALS Wovenhearts, Inc.	DE
Alternative Living Services Home Care, Inc.	NY
Alternative Living Services New York, Inc.	DE
American Retirement Corporation	TN
ARC Aurora, LLC	TN
ARC Bahia Oaks, Inc.	TN
ARC Belmont, LLC	TN
ARC Brookmont Terrace, Inc.	TN
ARC Carriage Club of Jacksonville, Inc.	TN
ARC Cleveland Park, LLC	TN
ARC Corpus Christi, LLC	TN
ARC Deane Hill, LLC	TN
ARC Epic Holding Company, Inc.	TN
ARC Epic OpCo Holding Company, Inc.	DE
ARC FM Holding Company, LLC	DE
ARC Fort Austin Properties, LLC	TN
ARC Freedom Square Management, Inc.	TN
ARC Freedom, LLC	TN
ARC Greenwood Village, Inc.	TN
ARC Heritage Club, Inc.	TN
ARC Holland, Inc.	TN
ARC Holley Court Management, Inc.	TN
ARC Holley Court, LLC	TN
ARC Homewood Corpus Christi, LLC	DE
ARC Lakeway ALF Holding Company, LLC	DE
ARC Lakeway SNF, LLC	TN
ARC Lakewood, LLC	TN

ARC LP Holdings, LLC	TN
ARC Management Corporation	TN
ARC Management, LLC	TN
ARC North Chandler, LLC	TN
ARC Oakhurst, Inc.	TN
ARC Parklane, Inc.	TN
ARC Partners II, Inc.	TN
ARC Pearland, LP	TN
ARC Pecan Park Padgett, Inc.	TN
ARC Peoria II, Inc.	TN
ARC Peoria, LLC	TN
ARC Pinegate, LP	TN
ARC Rossmoor, Inc.	TN
ARC Santa Catalina, Inc.	TN
ARC SCC, Inc.	TN
ARC Scottsdale, LLC	TN
ARC Shadowlake, LP	TN
ARC Somerby Holdings, LLC	TN
ARC Spring Shadow, LP	TN
ARC Sweet Life Rosehill, LLC	TN
ARC Sweet Life Shawnee, LLC	TN
ARC Tarpon Springs, Inc.	TN
ARC Tennessee GP, Inc.	TN
ARC Westlake Village SNF, LLC	DE
ARC Westlake Village, Inc.	TN
ARC Westover Hills, LP	TN
ARC Willowbrook, LLC	TN
ARC Wilora Assisted Living, LLC	TN
ARC Wilora Lake, Inc.	TN
ARCLP Charlotte, LLC	TN
ARCPI Holdings, Inc.	DE
Asheville Manor, LP	NC
Assisted Living Properties, Inc.	KS
BAH CA, LLC	DE
Batus, LLC	DE
BKD Adrian PropCo, LLC	DE
BKD AGC, Inc.	DE
BKD Alabama SNF, LLC	DE
BKD Altamonte Springs, LLC	DE
BKD Apache Junction Operator, LLC	DE
BKD Apache Junction PropCo, LLC	DE
BKD Arbors of Santa Rosa, LLC	DE
BKD Archer 10, LLC	DE

BKD Archer 6, LLC	DE
BKD Archer 7, LLC	DE
BKD Archer 8, LLC	DE
BKD Archer 9, LLC	DE
BKD Ballwin, LLC	DE
BKD Bay City, LLC	DE
BKD Belle Meade, LLC	DE
BKD Bossier City Operator, LLC	DE
BKD Bossier City Propco, LLC	DE
BKD BRE Knight Member Holding, LLC	DE
BKD BRE Knight Member, LLC	DE
BKD Brentwood at Niles, LLC	DE
BKD Brookdale Marketplace, LLC	DE
BKD Brookdale Place of Brookfield, LLC	DE
BKD Brookfield Opco, LLC	DE
BKD Camino del Sol, LLC	DE
BKD Cape Coral, LLC	DE
BKD Carrollton Operator, LLC	DE
BKD Carrollton Propco, LLC	DE
BKD CCRC OpCo HoldCo Member, LLC	DE
BKD CCRC PropCo HoldCo Member, LLC	DE
BKD Chambrel Holding, LLC	DE
BKD Chandler Operator, LLC	DE
BKD Chandler PropCo, LLC	DE
BKD Chapel Hill, LLC	DE
BKD Charleston South Carolina, LLC	DE
BKD Clare Bridge and Sterling House of Battle Creek, LLC	DE
BKD Clare Bridge of Beaverton, LLC	DE
BKD Clare Bridge of Brookfield, LLC	DE
BKD Clare Bridge of Dublin, LLC	DE
BKD Clare Bridge of Meridian, LLC	DE
BKD Clare Bridge of Oklahoma City SW, LLC	DE
BKD Clare Bridge of Olympia, LLC	DE
BKD Clare Bridge of Spokane, LLC	DE
BKD Clare Bridge of Troutdale, LLC	DE
BKD Clare Bridge of Wichita, LLC	DE
BKD Clare Bridge Place Brookfield, LLC	DE
BKD Claremore, LLC	DE
BKD College Place, LLC	DE
BKD Columbia AL (SC), LLC	DE
BKD CONA 18 Shelf 1, LLC	DE
BKD CONA 18 Shelf 2, LLC	DE
BKD CONA 18 Shelf 3, LLC	DE

BKD Conway SC, LLC	DE
BKD Corona, LLC	DE
BKD Cortona Park, LLC	DE
BKD Eagan, LLC	DE
BKD Ebenezer Road, LLC	DE
BKD Emeritus EI, LLC	DE
BKD Employee Services RIDEA 49, LLC	DE
BKD Englewood Colorado, LLC	DE
BKD Finance Holdco, LLC	DE
BKD FM Holding Company, LLC	DE
BKD FM Nine Holdings, LLC	DE
BKD FM PNC Holding Company I, LLC	DE
BKD FM PNC Holding Company II, LLC	DE
BKD FM PNC Holding Company III, LLC	DE
BKD FM21 Holdings I, LLC	DE
BKD FM21 Holdings II, LLC	DE
BKD FM21 Holdings III, LLC	DE
BKD FM7 HoldCo CA, LLC	DE
BKD FM7 HoldCo MI CO, LLC	DE
BKD FM7 HoldCo VA, LLC	DE
BKD Folsom, LLC	DE
BKD Franklin, LLC	DE
BKD Freedom Plaza Arizona Peoria, LLC	DE
BKD Gaines Ranch, LLC	DE
BKD Gallatin, LLC	DE
BKD Gardens Tarzana Propco, LLC	DE
BKD GC FM Holdings, LLC	DE
BKD Germantown, LLC	DE
BKD Goodlettsville AL, LLC	DE
BKD Goodlettsville PropCo, LLC	DE
BKD Green Hills Cumberland, LLC	DE
BKD GV Investor, LLC	DE
BKD Hamilton Wolfe San Antonio, LLC	DE
BKD Harrisburg Opco, LLC	DE
BKD Hartwell, LLC	DE
BKD HB Acquisition Sub, Inc.	DE
BKD HCR Master Lease 3 Tenant, LLC	DE
BKD Highlands Ranch, LLC	DE
BKD Hillside Holdco, LLC	DE
BKD Hillside Opco, LLC	DE
BKD Hillside, LLC	DE
BKD Homewood Corpus Christi Propco, LLC	DE
BKD Horsham, LLC	DE

BKD Illinois Retail, LLC	DE
BKD Island Lake Holdings, LLC	DE
BKD Island Lake, LLC	DE
BKD Jones Farm, LLC	DE
BKD Kettleman Lane, LLC	DE
BKD Kingsport, LLC	DE
BKD Lake Orienta, LLC	DE
BKD Lawrenceville, LLC	DE
BKD Lebanon/Southfield, LLC	DE
BKD Littleton, LLC	DE
BKD Lodi, LLC	DE
BKD Lubbock GP, LLC	DE
BKD Management Holdings FC, Inc.	DE
BKD Midland (MI), LLC	DE
BKD Minnetonka Assisted Living, LLC	DE
BKD Monroe (MI), LLC	DE
BKD Murray, LLC	DE
BKD Murrysville, LLC	DE
BKD Nashville Office Bistro, LLC	DE
BKD New England Bay, LLC	DE
BKD Newnan, LLC	DE
BKD North Chandler, LLC	DE
BKD North Gilbert, LLC	DE
BKD North Glendale, LLC	DE
BKD North Tucson, LLC	DE
BKD Northampton OpCo,, LLC	DE
BKD Northport Operator, LLC	DE
BKD Northport Propco Member, LLC	DE
BKD Northport Propco, LLC	DE
BKD Oak Park, LLC	DE
BKD Oklahoma Management, LLC	DE
BKD Ormond Beach Propco, LLC	DE
BKD Oswego, LLC	DE
BKD Overland Park 119th, LLC	DE
BKD Overland Park, LLC	DE
BKD Palm Beach Gardens, LLC	DE
BKD Paradise Valley Propco, LLC	DE
BKD Parkplace, LLC	DE
BKD Patriot Heights, LLC	DE
BKD Pearland, LLC	DE
BKD Penn Hills, LLC	DE
BKD Personal Assistance Services, LLC	DE
BKD PHS Investor, LLC	DE

BKD Portage, LLC	DE
BKD Project 3 Holding Co, LLC	DE
BKD Project 3 Manager, LLC	DE
BKD Richmond Place Propco, LLC	DE
BKD River Road, LLC	DE
BKD Roanoke PropCo, LLC	DE
BKD Rome Operator, LLC	DE
BKD Rome PropCo, LLC	DE
BKD Saginaw, LLC	DE
BKD Sakonnet Bay, LLC	DE
BKD San Marcos South, LLC	DE
BKD Sandy Springs, LLC	DE
BKD Shadowlake, LLC	DE
BKD Sherwood Odessa, LLC	DE
BKD Shoreline, LLC	DE
BKD Skyline PropCo, LLC	DE
BKD South Bay, LLC	DE
BKD South Bend, LLC	DE
BKD Southpaw Holdco, LLC	DE
BKD Sparks, LLC	DE
BKD Spring Shadows, LLC	DE
BKD St. Augustine, LLC	DE
BKD Sterling House of Bloomington, LLC	DE
BKD Sterling House of Bowling Green, LLC	DE
BKD Sterling House of Colorado Springs Briargate, LLC	DE
BKD Sterling House of Deland, LLC	DE
BKD Sterling House of Denton Parkway, LLC	DE
BKD Sterling House of Edmond, LLC	DE
BKD Sterling House of Enid, LLC	DE
BKD Sterling House of Junction City, LLC	DE
BKD Sterling House of Lawton, LLC	DE
BKD Sterling House of Loveland Orchards, LLC	DE
BKD Sterling House of Palestine, LLC	DE
BKD Sterling House of Waxahachie, LLC	DE
BKD Sterling House of West Melbourne I and II, LLC	DE
BKD Sterling House of Wichita Tallgrass, LLC	DE
BKD Tamarac Square PropCo, LLC	DE
BKD Tanque Verde, LLC	DE
BKD The Heights, LLC	DE
BKD Thirty Five OpCo, Inc.	DE
BKD Thirty Five Propco, Inc.	DE
BKD Tullahoma, LLC	DE
BKD Twenty One Management Company, Inc.	DE

BKD Twenty One Opco, Inc.	DE
BKD Twenty One Propco, Inc.	DE
BKD University Park Holding Company, LLC	DE
BKD Vista, LLC	DE
BKD Wekiwa Springs, LLC	DE
BKD Wellington Fort Walton Beach, LLC	DE
BKD Wellington Muscle Shoals, LLC	DE
BKD West Melbourne Propco, LLC	DE
BKD West St. Paul, LLC	DE
BKD Westover Hills, LLC	DE
BKD Willowbrook Propco, LLC	DE
BKD Wilsonville, LLC	DE
BKD Wooster MC, LLC	DE
BKD Wynwood of Madison West Real Estate, LLC	DE
BKD Wynwood of Richboro Northhampton, LLC	DE
BKD X Holdings, LLC	DE
BLC Acquisitions, Inc.	DE
BLC Adrian GC, LLC	DE
BLC Albuquerque GC, LLC	DE
BLC Atrium at San Jose, LLC	DE
BLC Atrium at San Jose, LP	DE
BLC Atrium Jacksonville SNF, LLC	DE
BLC Atrium Jacksonville, LLC	DE
BLC Brendenwood, LLC	DE
BLC Bristol GC, LLC	DE
BLC Brookdale Place of San Marcos, LLC	DE
BLC Brookdale Place of San Marcos, LP	DE
BLC Cedar Springs, LLC	DE
BLC Chancellor Lodi LH, LLC	DE
BLC Chancellor Murrieta LH, LLC	DE
BLC Chancellor Windsor, Inc.	DE
BLC Chancellor Windsor, LP	DE
BLC Chatfield, LLC	DE
BLC Club Hill, LLC	DE
BLC Crystal Bay, LLC	DE
BLC Dayton GC, LLC	DE
BLC Devonshire of Hoffman Estates, LLC	DE
BLC Devonshire of Lisle, LLC	DE
BLC Edina Park Plaza, LLC	DE
BLC Emerald Crossings, LLC	DE
BLC Farmington Hills GC, LLC	DE
BLC Federal Way LH, LLC	DE
BLC Federal Way, LLC	DE

BLC Finance I, LLC	DE
BLC FM Holding Company, LLC	DE
BLC Fort Myers GC, LLC	DE
BLC Gables at Farmington, LLC	DE
BLC Gables Monrovia, Inc.	DE
BLC Gables Monrovia, LP	DE
BLC Gardens Santa Monica LH, LLC	DE
BLC Gardens Santa Monica, Inc.	DE
BLC Gardens Santa Monica, LLC	DE
BLC Gardens Tarzana Holding, LLC	DE
BLC Gardens Tarzana, Inc.	DE
BLC Gardens Tarzana, LLC	DE
BLC Gardens Tarzana, LP	DE
BLC GC Member, LLC	DE
BLC GFB Member, LLC	DE
BLC Glenwood Gardens AL LH, LLC	DE
BLC Glenwood Gardens AL, LLC	DE
BLC Glenwood Gardens SNF LH, LLC	DE
BLC Glenwood Gardens SNF, Inc.	DE
BLC Glenwood Gardens SNF, LLC	DE
BLC Glenwood Gardens, Inc.	DE
BLC Hawthorne Lakes, LLC	DE
BLC Inn at the Park, Inc.	DE
BLC Inn at the Park, LLC	DE
BLC Jackson Oaks, LLC	DE
BLC Kansas City GC, LLC	DE
BLC Kenwood of Lake View, LLC	DE
BLC Las Vegas GC, LLC	DE
BLC Lexington SNF, LLC	DE
BLC Liberty FM Holding Company, LLC	DE
BLC Lodge at Paulin, Inc.	DE
BLC Lodge at Paulin, LP	DE
BLC Lubbock GC, LLC	DE
BLC Lubbock GC, LP	DE
BLC Management 3, LLC	DE
BLC Management of Texas, LLC	DE
BLC Mirage Inn, Inc.	DE
BLC Mirage Inn, LP	DE
BLC New York Holdings, Inc.	DE
BLC Nohl Ranch, Inc.	DE
BLC Nohl Ranch, LLC	DE
BLC Novi GC, LLC	DE
BLC Oak Tree Villa, Inc.	DE

BLC Oak Tree Villa, LP	DE
BLC Ocean House, Inc.	DE
BLC Ocean House, LP	DE
BLC Overland Park GC, LLC	DE
BLC Pacific Inn, Inc.	DE
BLC Pacific Inn, LP	DE
BLC Park Place, LLC	DE
BLC Patriot Heights, LLC	DE
BLC Phoenix GC, LLC	DE
BLC Ponce de Leon, LLC	DE
BLC River Bay Club, LLC	DE
BLC Southerland Place Germantown, LLC	DE
BLC Southerland Place Midlothian, LLC	DE
BLC Springs at East Mesa, LLC	DE
BLC Tampa GC, LLC	DE
BLC Tavares GC, LLC	DE
BLC The Fairways LH, LLC	DE
BLC The Fairways, LLC	DE
BLC The Hallmark, LLC	DE
BLC The Heritage of Des Plaines, LLC	DE
BLC The Willows, LLC	DE
BLC Victorian Manor, LLC	DE
BLC Village at Skyline, LLC	DE
BLC Wellington Cleveland, LLC	DE
BLC Wellington Colonial Heights, LLC	DE
BLC Wellington FM Holding Company, LLC	DE
BLC Wellington Fort Walton Beach, LLC	DE
BLC Wellington Gardens PropCo, LLC	DE
BLC Wellington Gardens, LLC	DE
BLC Wellington Greeneville TN, LLC	DE
BLC Wellington Hampton Cove, LLC	DE
BLC Wellington Hixson, LLC	DE
BLC Wellington Johnson City, LLC	DE
BLC Wellington Maryville, LLC	DE
BLC Wellington Sevierville, LLC	DE
BLC Wellington Shoals, LLC	DE
BLC Windsor Place, LLC	DE
BLC Woodside Terrace, LLC	DE
BLC Woodside Terrace, LP	DE
BREA BREA, LLC	DE
BREA Charlotte, LLC	DE
BREA Citrus Heights, LLC	DE
BREA Denver, LLC	DE

BREA East Mesa PropCo, LLC	DE
BREA East Mesa, LLC	DE
BREA Emeritus, LLC	DE
BREA Emerson, LLC	DE
BREA FM Holding Company, LLC	DE
BREA Overland Park, LLC	DE
BREA Palmer Ranch, LLC	DE
BREA Peoria, LLC	DE
BREA Reno, LLC	DE
BREA Roanoke, LLC	DE
BREA Sarasota, LLC	DE
BREA Sun City West, LLC	DE
BREA Wayne, LLC	DE
BREA West Orange, LLC	DE
BREA Whittier, LLC	DE
Brookdale 20 Property Springing Member, Inc.	DE
Brookdale Bend OR, LLC	DE
Brookdale Chancellor, Inc.	DE
Brookdale Corporate, LLC	DE
Brookdale Cypress Station, LLC	DE
Brookdale Development, LLC	DE
Brookdale Employee Services - Corporate, LLC	DE
Brookdale Employee Services, LLC	DE
Brookdale F&B, LLC	DE
Brookdale Gardens, Inc.	DE
Brookdale Lakeway, LLC	DE
Brookdale Liberty, LLC	DE
Brookdale Living Communities GC Texas, Inc.	DE
Brookdale Living Communities GC, LLC	DE
Brookdale Living Communities of Florida PO, LLC	DE
Brookdale Living Communities of Florida, Inc.	DE
Brookdale Living Communities of Illinois DNC, LLC	DE
Brookdale Living Communities of Illinois GE, Inc.	DE
Brookdale Living Communities of Illinois GV, LLC	DE
Brookdale Living Communities of Illinois Huntley, LLC	DE
Brookdale Living Communities of Missouri CC, LLC	DE
Brookdale Living Communities of New York BPC, Inc.	DE
Brookdale Living Communities of North Carolina, Inc.	DE
Brookdale Living Communities of Ohio SP, LLC	DE
Brookdale Living Communities of Pennsylvania-ML, Inc.	DE
Brookdale Living Communities of Texas Club Hill, LLC	DE
Brookdale Living Communities, Inc.	DE
Brookdale Management DP, LLC	DE

Brookdale Management II, LLC	DE
Brookdale Management of California, LLC	DE
Brookdale Management of Florida PO, LLC	DE
Brookdale Management of Illinois GV, LLC	DE
Brookdale Northwest Hills, LLC	DE
Brookdale Operations, LLC	DE
Brookdale Place at Finneytown, LLC	DE
Brookdale Place at Kenwood, LLC	DE
Brookdale Place at Oakwood, LLC	DE
Brookdale Place of Albuquerque, LLC	DE
Brookdale Place of Ann Arbor, LLC	DE
Brookdale Place of Augusta, LLC	DE
Brookdale Place of Bath, LLC	DE
Brookdale Place of Colorado Springs, LLC	DE
Brookdale Place of Englewood, LLC	DE
Brookdale Place of South Charlotte, LLC	DE
Brookdale Place of West Hartford, LLC	DE
Brookdale Place of Wilton, LLC	DE
Brookdale Place of Wooster, LLC	DE
Brookdale Provident Management, LLC	DE
Brookdale Provident Properties, LLC	DE
Brookdale Real Estate, LLC	DE
Brookdale Senior Housing, LLC	DE
Brookdale Senior Living Communities, Inc.	DE
Brookdale University Park CO, LLC	DE
Brookdale Vehicle Holding, LLC	DE
Brookdale Wellington Lessee, Inc.	DE
Brookdale Wellington, Inc.	DE
Brookdale.com, LLC	DE
BSLCI-Development Holdings, LLC	DE
BSLCI-XVIII Holdings, LLC	DE
Burlington Manor ALZ, LLC	NC
Burlington Manor, LLC	NC
Carolina House of Asheboro, LLC	NC
Carolina House of Cary, LLC	NC
Carolina House of Chapel Hill, LLC	NC
Carolina House of Durham, LLC	NC
Carolina House of Elizabeth City, LLC	NC
Carolina House of Forest City, LLC	NC
Carolina House of Greenville, LLC	NC
Carolina House of Lexington, LLC	NC
Carolina House of Morehead City, LLC	NC
Carolina House of Reidsville, LLC	NC

Carolina House of Smithfield, LLC	NC
Carolina House of the Village of Pinehurst, LLC	NC
Carolina House of Wake Forest, LLC	NC
CBYW Brookdale Hemet ALF GP LLC	DE
CBYW Brookdale Hemet ILF GP LLC	DE
CBYW Brookdale Holdco LLC	DE
CBYW Brookdale San Ramon GP LLC	DE
CBYW Brookdale Whittier GP LLC	DE
CBYW Canyon Lakes PropCo LLC	DE
CBYW Hemet ALF PropCo LP	DE
CBYW Hemet ILF PropCo LP	DE
CBYW Monroe PropCo LLC	DE
CBYW Naples PropCo LLC	DE
CBYW Olympia PropCo LLC	DE
CBYW San Ramon PropCo LP	DE
CBYW Seattle PropCo LLC	DE
CBYW Stanwood PropCo LLC	DE
CBYW West Seattle PropCo LLC	DE
CBYW Whittier PropCo LP	DE
CCRC OpCo Ventures II, LLC	DE
CCRC OpCo-Foxwood Springs, LLC	DE
CCRC OpCo-Robin Run, LLC	DE
CCRC PropCo Ventures II, LLC	DE
CCRC PropCo-Foxwood Springs, LLC	DE
CCRC PropCo-Robin Run, LLC	DE
Champion Oaks Investors, LLC	DE
Clare Bridge of Carmel, LLC	DE
Clare Bridge of Virginia Beach Estates, LLC	DE
Cloverset Place, LP	MO
CMCP Club Hill, LLC	DE
CMCP Island Lake, LLC	DE
CMCP Montrose, LLC	DE
CMCP Pinecastle, LLC	DE
CMCP Roswell, LLC	DE
CMCP Williamsburg, LLC	DE
Collin Oaks Investors, LLC	DE
Community Staffing Advantage, LLC	DE
Concord Manor Limited Partnership	NC
Crossings International Corporation	WA
Danville Place I, LLC	VA
Danville Place Special Management, LLC	NC
Duval Oaks Investors, LLC	DE
Eden Estates, LLC	NC

EmeriCal, Inc.	DE
EmeriCare DME, LLC	DE
EmeriCare Heritage, LLC	DE
EmeriCare Kingwood, LLC	DE
EmeriCare NOC, LLC	DE
EmeriCare Palmer Ranch, LLC	DE
EmeriCare Rehab, LLC	DE
EmeriCare, Inc.	DE
EmeriChenal, LLC	DE
Emerichip Alexandria, LLC	DE
Emerichip Allentown, LLC	DE
Emerichip Auburn, LLC	DE
Emerichip Biloxi, LLC	DE
Emerichip Bozeman, LLC	DE
Emerichip Dover, LLC	DE
Emerichip Emerald Hills, LLC	DE
Emerichip Everett, LLC	DE
Emerichip Holdings, LLC	DE
Emerichip La Casa Grande, LLC	DE
Emerichip Lafayette, LLC	DE
Emerichip Lake Charles, LLC	DE
Emerichip Latrobe, LLC	DE
Emerichip Lewiston, LLC	DE
Emerichip Ocala East, LLC	DE
Emerichip Ocala West, LLC	DE
Emerichip Odessa, LP	DE
Emerichip Ontario, LLC	DE
Emerichip Painted Post, LLC	DE
Emerichip Pine Park, LLC	DE
Emerichip Puyallup, LLC	DE
Emerichip Renton, LLC	DE
Emerichip San Antonio AO, LP	DE
Emerichip San Antonio HH, LP	DE
Emerichip San Marcos, LP	DE
Emerichip Texas, LLC	DE
Emerichip Voorhees, LLC	DE
Emerichip Walla Walla, LLC	DE
Emerifrat, LLC	DE
Emerihrt Bloomsburg, LLC	DE
Emerihrt Creekview, LLC	DE
Emerihrt Harrisburg, LLC	DE
Emerihrt Harrisonburg, LLC	DE
Emerihrt Henderson, LLC	DE

Emerihrt Medical Center, LP	DE
Emerihrt Oakwell Farms, LLC	DE
Emerihrt Stonebridge Ranch, LLC	DE
Emerihud II, LLC	DE
Emerihud, LLC	DE
Emerikeyt Liberal Springs, LLC	DE
Emerikeyt Lo of Broadmoor, LLC	DE
Emerikeyt Palms at Loma Linda, Inc.	CA
Emerikeyt Springs at Oceanside, Inc.	CA
EmeriMand, LLC	DE
EmeriMandeville, LLC	DE
EmeriMesa, LLC	DE
Emerimont, LLC	DE
Emeripalm, LLC	DE
Emeriport, Inc.	CA
EmeriPrez, LLC	DE
EmeriRock, LLC	DE
EmeriRose, LLC	DE
Emerishire, LLC	DE
Emeritol Canterbury Ridge, LLC	DE
Emeritol Colonial Park Club, LLC	DE
Emeritol Dowlen Oaks, LLC	DE
Emeritol Eastman Estates, LLC	DE
Emeritol Elmbrook Estates, LLC	DE
Emeritol Evergreen Lodge, LLC	DE
Emeritol Fairhaven Estates, LLC	DE
Emeritol Grand Terrace, LLC	DE
Emeritol Harbour Pointe Shores, LLC	DE
Emeritol Hearthstone Inn, LLC	DE
Emeritol Highland Hills, LLC	DE
Emeritol Lakeridge Place, LLC	DE
Emeritol Lo Coeur D'Alene, LLC	DE
Emeritol Lo Flagstaff, LLC	DE
Emeritol Lo Hagerstown, LLC	DE
Emeritol Lo Hattiesburg, LLC	DE
Emeritol Lo Lakewood, LLC	DE
Emeritol Lo Phoenix, LLC	DE
Emeritol Lo Staunton, LLC	DE
Emeritol Meadowbrook, LLC	DE
Emeritol Meadowlands Terrace, LLC	DE
Emeritol Park Club Oakbridge, LLC	DE
Emeritol Ridge Wind, LLC	DE
Emeritol Saddleridge Lodge, LLC	DE

Emeritol Seville Estates, LLC	DE
Emeritol Stonecreek Lodge, LLC	DE
Emeritol Woods at Eddy Pond, LLC	DE
Emeritrace, LLC	DE
Emeritrog, LLC	DE
Emeritus Corporation	WA
Emeritus Nebraska, LLC	DE
Emeritus Properties Ark Wildflower, LLC	DE
Emeritus Properties Ark Willow Brook, LLC	DE
Emeritus Properties Arkansas, LLC	DE
Emeritus Properties II, Inc.	WA
Emeritus Properties III, Inc.	WA
Emeritus Properties IV, Inc.	WA
Emeritus Properties IX, LLC	WA
Emeritus Properties V, Inc.	WA
Emeritus Properties X, LLC	WA
Emeritus Properties XI, LLC	WA
Emeritus Properties XII, LLC	WA
Emeritus Properties XIV, LLC	WA
Emeritus Properties XVI, Inc.	NV
Emeritus Properties-NGH, LLC	WA
Emerivent Atherton Court, Inc.	DE
Emerivent Bradenton, LLC	DE
Emerivent Brighton, LLC	DE
Emerivent Lake Mary, LLC	DE
Emerivent Mentor, LLC	DE
Emerivill SC, LLC	DE
EmeriVista, LLC	DE
Emeriweg Troy, LLC	DE
Emeriweg Vestal, LLC	DE
Emeriyaf, LLC	DE
ESC Arbor Place, LLC	DE
ESC G.P. II, Inc.	WA
ESC III, LP	WA
ESC IV, LP	WA
ESC New Port Richey, LLC	WA
ESC NGH, LP	WA
ESC Ridgeland, LLC	WA
FEBC ALT Holdings, Inc.	DE
FEBC ALT Investors, LLC	DE
FIT REN Holdings GP, Inc.	DE
FIT REN Mirage Inn, LP	DE
FIT REN Nohl Ranch, LP	DE

FIT REN Oak Tree, LP	DE
FIT REN Ocean House, LP	DE
FIT REN Pacific Inn, LP	DE
FIT REN Park, LP	DE
FIT REN Paulin Creek, LP	DE
FIT REN The Gables, LP	DE
FIT REN, LLC	DE
Fort Austin Limited Partnership	TX
Fortress CCRC Acquisition, LLC	DE
Foxwood Springs Garden Homes, LLC	DE
Freedom Village of Holland Michigan	MI
Freedom Village of Sun City Center Ltd	FL
Fretus Investors Austin, LLC	DE
Fretus Investors Chandler, LLC	DE
Fretus Investors Dallas, LP	DE
Fretus Investors Farmers Branch, LP	DE
Fretus Investors Fort Wayne, LLC	DE
Fretus Investors Fort Worth, LLC	DE
Fretus Investors Glendale, LLC	DE
Fretus Investors Greenwood, LLC	DE
Fretus Investors Hollywood Park, LP	DE
Fretus Investors Houston, LP	DE
Fretus Investors Jacksonville, LLC	DE
Fretus Investors Las Vegas, LLC	DE
Fretus Investors Melbourne, LLC	DE
Fretus Investors Memorial Oaks Houston, LLC	DE
Fretus Investors Mesa, LLC	DE
Fretus Investors Orange Park, LLC	DE
Fretus Investors Orlando, LLC	DE
Fretus Investors Plano, LLC	DE
Fretus Investors San Antonio, LP	DE
Fretus Investors Sugar Land, LLC	DE
Fretus Investors, LLC	WA
Gaston Manor, LLC	NC
Gaston Place, LLC	NC
Gastonia Village, LLC	NC
Greensboro Manor, LP	NC
HB Employee Services CCRC, LLC	DE
HB Employee Services, LLC	DE
HBBHT Gen-Par, LLC	DE
HBC II Manager, LLC	DE
HBC Manager, LLC	DE
HBP Leaseco, LLC	DE

HC3 Sunrise, LLC	DE
Heartland Retirement Services, Inc.	WI
Hickory Manor, LLC	NC
High Point Manor at Skeet Club, LP	NC
High Point Manor, LP	NC
High Point Place, LLC	NC
Home Health Care Holdings, LLC	DE
Homewood at Brookmont Terrace, LLC	TN
Horizon Bay Chartwell II L.L.C.	DE
Horizon Bay Chartwell L.L.C.	DE
Horizon Bay Management II L.L.C.	DE
Horizon Bay Management, LLC	DE
Horizon Bay Realty, LLC	DE
Inn at Grove City, LLC The	DE
Inn at Medina, LLC The	DE
KG Missouri CC Owner, LLC	DE
KGC Operator, Inc.	DE
KGC Shoreline Operator, Inc.	DE
Kingsley Oaks Investors, LLC	DE
Memorial Oaks Investors, LLC	DE
Meriweg-Fayetteville, LLC	DE
Meriweg-Liverpool, LLC	DE
Meriweg-Syracuse, LLC	DE
Meriweg-Williamsville BM, LLC	DE
Northwest Oaks Investors, LLC	DE
Park Place Investments of Kentucky, LLC	CO
Park Place Investments, LLC	KY
Peaks Home Health, LLC	DE
PHNTUS Beckett Meadows, LLC	DE
PHNTUS Canterbury Woods, LLC	DE
PHNTUS Charleston Gardens, LLC	DE
PHNTUS Creekside, LLC	DE
PHNTUS Heritage Hills, LLC	DE
PHNTUS KP Shreveport, LLC	DE
PHNTUS Lakes, LLC	DE
PHNTUS LO Cape May, LLC	DE
PHNTUS Oak Hollow, LLC	DE
PHNTUS Pine Meadow, LLC	DE
PHNTUS Pinehurst, LLC	DE
PHNTUS Pines at Goldsboro, LLC	DE
PHNTUS Quail Ridge, LLC	DE
PHNTUS Richland Gardens, LLC	DE
PHNTUS Silverleaf Manor, LLC	DE

PHNTUS Stonebridge, LLC	DE
Plaza Professional Pharmacy, Inc.	VA
Reynolda Park, LP	NC
Ridgeland Assisted Living, LLC	WA
Robin Run Garden Homes, LLC	DE
SALI Acquisition 1 A/GP, LLC	NC
SALI Acquisition 1 A/LP, LLC	NC
SALI Acquisition III/GP, LLC	NC
SALI Assets, LLC	NC
SALI Management Services I, LLC	NC
SALI Management Services II, LLC	NC
SALI Management Services III, LLC	NC
SALI Monroe Square, LLC	NC
SALI Tenant, LLC	NC
Salisbury Gardens, LLC	NC
Senior Lifestyle Heritage L.L.C.	DE
Senior Lifestyle North Bay Limited Partnership	DE
Senior Lifestyle Sakonnet Bay Limited Partnership	DE
Senior Living Properties, LLC	DE
Senior Service Insurance LTD	Cayman Islands
Silver Lake Assisted Living, LLC	DE
SLC East Bay, Inc.	DE
SLC North Bay, Inc.	DE
SLC Sakonnet Bay, Inc.	DE
South Bay Manor L.L.C.	DE
Southern Assisted Living, LLC	NC
Statesville Manor on Peachtree ALZ, LLC	NC
Statesville Manor, LP	NC
Statesville Place, LLC	NC
Sugar Land Investors, LLC	DE
Summerville 1, LLC	DE
Summerville 13, LLC	DE
Summerville 14, LLC	DE
Summerville 15, LLC	DE
Summerville 16, LLC	DE
Summerville 17, LLC	DE
Summerville 2, LLC	DE
Summerville 3, LLC	DE
Summerville 4, LLC	DE
Summerville 5, LLC	DE
Summerville 7, LLC	DE
Summerville 8, LLC	DE
Summerville at Atherton Court, LLC	DE

Summerville at Barrington Court, LLC	DE
Summerville at Camelot Place, LLC	DE
Summerville at Cobbco, Inc.	CA
Summerville at Fairwood Manor, LLC	DE
Summerville at Gainesville, LLC	DE
Summerville at Golden Pond, LLC	DE
Summerville at Harden Ranch, LLC	DE
Summerville at Hazel Creek, LLC	DE
Summerville at Heritage Place, LLC	DE
Summerville at Hillen Vale, LLC	DE
Summerville at Hillsborough, LLC	NJ
Summerville at Irving Associates, LP	DE
Summerville at Irving, LLC	DE
Summerville at Lakeview, LLC	DE
Summerville at Mandarin, LLC	DE
Summerville at Mentor, LLC	DE
Summerville at North Hills, LLC	DE
Summerville at Ocala East, LLC	DE
Summerville at Ocala West, LLC	DE
Summerville at Ocoee, Inc.	DE
Summerville at Potomac, LLC	DE
Summerville at Prince William, LLC	DE
Summerville at Ridgewood Gardens, LLC	DE
Summerville at Roseville Gardens, LLC	DE
Summerville at St Augustine, LLC	DE
Summerville at Stafford, LLC	NJ
Summerville at Voorhees, LLC	NJ
Summerville at Wekiwa Springs, LLC	DE
Summerville Investors, LLC	DE
Summerville Management, LLC	DE
Summerville Senior Living, Inc.	DE
SW Assisted Living, LLC	DE
Tanglewood Oaks Investors, LLC	DE
Texas-ESC-Lubbock, L.P.	WA
Trinity Towers Limited Partnership	TN
Union Park, LLC	NC
Village Oaks Farmers Branch Investors, LLC	DE
Village Oaks Hollywood Park Investors, LLC	DE
Weddington Park, LP	NC
Wovencare Systems, Inc.	WI